UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 16, 2010

Max Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

000-33047	98-0584464
(Commission File Number)	(I.R.S. Employer Identification No.)

Max House 2 Front Street Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

(441) 295-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

Beginning on March 17, 2010, executives of the Registrant will present to various investors the information about the Registrant described in the slides attached to this report as Exhibit 99.1. The slides set forth in Exhibit 99.1 are incorporated herein by reference.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.

ITEM 8.01	OTHER EVENTS

The information set forth in Item 7.01 above is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit	Description
Exhibit 99.1	Investor presentation slides to be used in connection with investor presentations.

Cautionary Note Regarding Forward-Looking Statements:

This filing includes statements about future economic performance, finances, expectations, plans and prospects of Max and Harbor Point, both individually and on a consolidated basis, that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results of Max, please refer to the most recent Annual Report on Form 10-K (as amended by Max’s Form 10-K/A on March 12, 2010), Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by Max with the Securities Exchange Commission (“SEC”) and, in the case of Harbor Point, please refer to the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC. These documents are also available free of charge, in the case of Max, by directing a request to Max through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Harbor Point, by directing a request to Gayle Gorman, Senior Vice President, at 441-294-6743. Neither Max nor Harbor Point undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This filing contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on Max’s or Harbor Point’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this filing should not be considered as a representation by Max, Harbor Point or any other person that Max’s or Harbor Point’s objectives or plans, both individually and on a consolidated basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any lowering or loss of financial ratings of any wholly owned operating subsidiary; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth, in the case of Max, in its recent reports on Form 10-K, Form 10-Q and other documents of Max on file with the SEC and, in the case of Harbor Point, in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC.

Risks and uncertainties relating to the proposed amalgamation include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed amalgamation may not be satisfied or waived; and (5) the outcome of any legal proceedings to the extent initiated against Max or Harbor Point or its respective directors and officers following the announcement of the proposed amalgamation is uncertain. These risks, as well as other risks of the combined company and its subsidiaries, may be different from what the companies expect and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the amalgamation, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

Additional Information about the Proposed Amalgamation and Where to Find It:

This filing relates to a proposed amalgamation between Max and Harbor Point. On March 12, 2010, Max filed with the SEC a registration statement on Form S-4, which included a preliminary joint proxy statement/prospectus. This filing is not a substitute for the definitive joint proxy statement/prospectus that Max will file with the SEC or any other document that Max filed or may file with the SEC or that Max or Harbor Point may send to its shareholders in connection with the proposed amalgamation. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT ON FORM S-4, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMALGAMATION. All such documents are, or when filed will be, available in the case of Max, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Max through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Harbor Point, by directing a request to Gayle Gorman, Senior Vice President, at 441-294-6743.

Participants in the Solicitation:

Max and its directors and executive officers may be deemed to be participants in any solicitation of Max’s shareholders in connection with the proposed amalgamation. Information about Max’s directors and executive officers is available in Max’s Form 10-K/A filed with the SEC on March 12, 2010.

John Berger, Chief Executive Officer and President, and Andrew Cook, Chief Financial Officer, of Harbor Point, may also be deemed to be participants in any solicitation of Max’s shareholders in connection with the proposed amalgamation. Information about Mr. Berger and Mr. Cook is available in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAX CAPITAL GROUP LTD.

By	/s/ Peter A. Minton

Peter A. Minton
Executive Vice President and Chief Operating Officer

Date: March 16, 2010

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Investor presentation slides to be used in connection with investor presentations.